Buyer Insertion Order

This insertion Order is a confirmation of the Media that you have purchased through Adauction.com, Inc. ("Aduction.com"). The Media will be delivered in accordance with the terms and conditions set forth in this Insertion Order, as well as the Advertiser/Buyer Agreement between Adauction.com and you (the "Advertiser/Buyer Agreement").

Advertiser Billing Information:              Company Name: Acceleration Software
Name: Clint Ballard                          Buyer/Title: CEO
Address: 1223 NW Finn Hill Road              Phone No: (360) 697-9260
City/State/Zip: Poulsbo WA, 98370            Fax No: (360) 598-2450
Country: USA                                 E-mail
                                             address: /o=Aduction/ou=SFO/
                                                      cn=Recipients/cn=Julie

Purchase     Seller           Lot#    Quantity         Price    Total Price   Flight Start   Flight End
Date                                                                          Date           Date
1/20/2000    Adauction-RON    10884   20MM RON Imps    $2.00    $40,000.00    2/15/2000      3/14/2000

Auction Description:
468x60 RON Banners.


This inventory is only available until February 7, 2000

Terms and restrictions for the Adauction-RON RON Banner lot:
-      Creative Size: 468x60
-      File Size: 12K or less.
-      No pornography, alcohol, tobacco, adult content, gambling or profanity.
- Please note: Publisher retains the right to reject certain advertisers and advertising creative. All ad banners must be displayed at the top of the page.
-      All ad banners must be standard size (468x60).

Purchase     Seller           Lot#    Quantity         Price    Total Price   Flight Start   Flight End
Date                                                                          Date           Date

1/20/2000    Adauction-RON    10885   20MM RON Imps    $2.00    $40,000.00    2/1/2000       2/29/2000

Auction Description:
468x60 RON Banners.


Terms and Restrictions for the Adauction-RON RON Banner lot:
-      Creative Size: 468x60
-      File Size: 12K or less.
-      No pornography, alcohol, tobacco, adult content, gambling or profanity.
- Please note: Publisher retains the right to reject certain advertisers and advertising creative. All ad banners must be displayed at the top of the page.
-      All ad banners must be standard size (468x60).

                           Total Purchases: $80,000.00

Purchase Detail:
   On-Line
   -       Terms: net 30 days from the end of the flight.
   - All banner ad serving and reporting provided through Adauction.com, Inc.
   - Creative is due three (3) business days after the close of the sale. In the event that Adauction.com does not receive Advertiser creative by one (1) business day prior to the first day of the scheduled campaign flight date, the campaign will start late and the Advertiser will be billed for the full amount of the impressions purchased.

   General
   -       Prices are based on net terms.  No agency discount applies.
   - Buyer is responsible for payment of any missed units due to late or lack of creative.

Advertiser understands and agrees that this insertion Order is subject to the terms and conditions of the Advertiser Agreement and Advertiser agrees to be bound by such terms and conditions. Advertiser shall not disclose any of the terms and conditions to any third party without the express written consent of Adauction.com. Except as otherwise provided in this Insertion Order of the Advertiser Agreement, (a) this Insertion Order is non-cancelable by Advertiser and (b) any renewal of this Insertion Order and acceptance of any additional advertising order shall be at Adauction.com's sole descretion. Advertiser expressly understands and agrees that all insertion Orders are subject to written approval by Adauction.com, and that Adauction.com has the right, in its sole discretion, to approve or reject any insertion Order.

Date: 1/20/00                             PLEASE SIGN AND RETURN TO:
ADVERTISER                                Adauction.com, Inc. Fax (415) 597-4840

By:   /s/ Clint Ballard                   By:
                                             -----------------------------------

Printed Name: Clint Ballard               Printed Name: Chris Maginn

Title:   CEO                              Title:
                                                --------------------------------